UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2005

                                 Xenomics, Inc.
             (Exact name of registrant as specified in its charter)

Florida                                                    04-3721895
(State or other jurisdiction                               IRS Employer
of incorporation or organization)                          Identification No.)

                   420 Lexington Avenue, Suite 1701
                   New York, New York 10170
                   (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 297-0808

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information required to be disclosed in this Item 1.01 is incorporated herein by reference from Item 3.02.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

         On April 7, 2005, Xenomics, Inc. (the "Company") closed a private placement of 1,515,384 shares of common stock and 378,846 warrants to certain investors (the "Investors"). The securities were sold as a unit (the "Units") at a price of $1.95 per Unit for aggregate proceeds of approximately $2.95 million. Each Unit consisted of one share of common stock and a warrant to purchase one quarter share of common stock. The warrants are immediately exercisable at $2.95 per share and are exercisable at any time within five years from the date of issuance. The Company paid an aggregate $236,400 and issued an aggregate 121,231 warrants to purchase common stock to Axiom Capital Management who acted as the selling agent. The warrants are immediately exercisable at $2.15 per share and will expire five years after issuance.

         In connection with the offer and sale of securities to the Investors and the selling agent, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder. The Company believes that the Investors and the selling agent are "accredited investors", as such term is defined in Rule 501(a) promulgated under the Securities Act.

       The Investors also became parties to a Registration Rights Agreement, dated as of January 28, 2005 (the "Registration Rights Agreement"), pursuant to which the Company has agreed to file, within 120 days after January 28, 2005, a registration statement covering the resale of the shares of common stock sold to the Investors and the shares of common stock issuable upon exercise of the Warrants issued to the Investors.






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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             4.1 Form of Warrant to purchase shares of Common Stock issued in connection with the sale of the Common Stock (incorporated by reference to Exhibit 4.1 to Form 8-K filed on February 3, 2005).

             10.1 Form of Registration Rights Agreement, dated as of January 28, 2005 by and among the Registrant and the purchasers set forth on the signature page thereto (incorporated by reference to Exhibit 10.1 to Form 8-K filed on February 3, 2005).

             99.1        Press Release dated April 13, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2005



                                 XENOMICS, INC.



                             By: /s/ V. Randy White
                                 -----------------------
                                 V. Randy White, Ph.D.
                                 Chief Executive Officer